                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         I, R. David Thomas, Senior Chairman of the Board and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ R. David Thomas
                                                 -------------------
                                                 R. David Thomas

                                POWER OF ATTORNEY


         I, Gordon F. Teter, President, Chief Executive Officer & Chief Operating Officer and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Gordon F. Teter
                                                 -------------------
                                                 Gordon F. Teter

                                POWER OF ATTORNEY


         I, John K. Casey, Vice Chairman, Chief Financial Officer and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint Lawrence A. Laudick my true and lawful attorney and agent, with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorney and agent, or his substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ John K. Casey
                                                 -----------------
                                                 John K. Casey

                                POWER OF ATTORNEY


         I, Ronald E. Musick, Executive Vice President and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Ronald E. Musick
                                                 --------------------
                                                 Ronald E. Musick

                                POWER OF ATTORNEY


         I, Lawrence A. Laudick, Vice President, General Controller and Assistant Secretary of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey my true and lawful attorney and agent, with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorney and agent, or his substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Lawrence A. Laudick
                                                 -----------------------
                                                 Lawrence A. Laudick

                                POWER OF ATTORNEY


         I, W. Clay Hamner, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ W. Clay Hamner
                                                 ------------------
                                                 W. Clay Hamner

                                POWER OF ATTORNEY


         I, Ernest S. Hayeck, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Ernest S. Hayeck
                                                 --------------------
                                                 Ernest S. Hayeck

                                POWER OF ATTORNEY


         I, Janet Hill, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Janet Hill
                                                 --------------
                                                 Janet Hill

                                POWER OF ATTORNEY


         I, Ronald V. Joyce, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Ronald V. Joyce
                                                 -------------------
                                                 Ronald V. Joyce

                                POWER OF ATTORNEY


         I, Thomas F. Keller, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Thomas F. Keller
                                                 --------------------
                                                 Thomas F. Keller

                                POWER OF ATTORNEY


         I, Fielden B. Nutter, Sr., Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Fielden B. Nutter, Sr.
                                                 --------------------------
                                                 Fielden B. Nutter, Sr.

                                POWER OF ATTORNEY


         I, James V. Pickett, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ James V. Pickett
                                                 --------------------
                                                 James V. Pickett

                                POWER OF ATTORNEY


         I, Frederick R. Reed, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Frederick R. Reed
                                                 ---------------------
                                                 Frederick R. Reed

                                POWER OF ATTORNEY


         I, Thekla R. Shackelford, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, common shares, preferred shares, depositary shares or warrants of the Company or trust preferred securities of certain trusts created by the Company which securities would be guaranteed by the Company, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 1st day of August, 1996.


                                                 /s/ Thekla R. Shackelford
                                                 -------------------------
                                                 Thekla R. Shackelford